Exhibit 99.1

                 PHOTOMEDEX ANNOUNCES FIRST QUARTER 2005 RESULTS

    MONTGOMERYVILLE, Pa., May 3 /PRNewswire-FirstCall/ -- PhotoMedex, Inc. (Nasdaq: PHMD) today announced the results of its operations for the quarter ended March 31, 2005, inclusive of activity from its acquisition of ProCyte Corporation from March 19, 2005 through March 31, 2005.

    Revenues for the first quarter ended March 31, 2005 were $4,983,332, an increase of 23.8 percent over the same period last year. Included in these revenues is $623,301 from ProCyte Corporation, a company acquired by PhotoMedex on March 18, 2005. This compares to revenues for the first quarter ended March 31, 2004 of $4,025,230.

    The net loss for the quarter ended March 31, 2005 was $1,128,112, or $(0.03) per diluted share. The net loss for the quarter ended March 31, 2004 was $1,363,082, or $(0.04) per diluted share.

    As of March 31, 2005, the Company had cash and cash equivalents of $7,299,685.

    Jeffrey O'Donnell, PhotoMedex CEO and President, commented, "We are pleased to begin presenting PhotoMedex inclusive of the operations of ProCyte and to now have the combined resources of 30 sales professionals calling on dermatologists and developing both XTRAC and ProCyte products and services. The combined sales force has completed their training and integration and we look forward to their full contribution in the second quarter. I would also like to welcome the ProCyte customers, employees and investors to the PhotoMedex team and look forward to reporting on our combined efforts over the next several quarters as we take advantage of the strengths of both organizations."

    Continuing, Mr. O'Donnell added, "This was a quarter of substantial progress for PhotoMedex. The continued adoption of positive payment policies from major insurance companies, as well as the six-fold increase in field sales representatives, paves the way to a healthy future for PhotoMedex. Our balance sheet is strengthened and we believe we are on track to achieve profitability and positive cash flow in the near term."

    PhotoMedex will hold a conference call to discuss the Company's first quarter 2005 results on Tuesday, May 3, 2005 at 4:30 p.m. Eastern Daylight Savings Time.

    To participate in the conference call, dial 1.800.967.7135 (and confirmation code #2074339) approximately 5 to 10 minutes prior to the scheduled start time. If you are unable to participate, a digital replay of the call will be available from Tuesday, May 3, from 7:30 p.m. EDT until midnight on Tuesday, May 17, by dialing 1.888.203.1112 and using confirmation code #2074339.

    The live broadcast of PhotoMedex, Inc.'s quarterly conference call will be available online by going to www.photomedex.com and clicking on the link to Investor Relations, and at www.streetevents.com. The online replay will be available shortly after the call at those sites.

    About PhotoMedex:

    PhotoMedex provides contract medical procedures to hospitals, surgi- centers and doctors' offices, offering a wide range of products and services across multiple specialty areas, including dermatology, urology, gynecology, orthopedics, and other surgical specialties. The company is a leader in the development, manufacturing and marketing of medical laser products and services. In addition as a result of the merger with ProCyte, PhotoMedex will now develop and market products based on its patented, clinically proven Copper Peptide technology for skin health, hair care and wound care. The combined company sells directly to dermatologists, plastic and cosmetic surgeons, spas and salons and through licenses with strategic partners into the consumer market, including its long-term worldwide license agreement with Neutrogena(R), a Johnson & Johnson company. ProCyte brands include Neova(R), VitalCopper(R), Simple Solutions(R) and AquaSante(R)

    Some portions of the conference call, particularly those describing PhotoMedex' strategies, operating expense reductions and business plans, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. While PhotoMedex is working to achieve those goals, actual results could differ materially from those projected in the forward-looking statements as a result of a number of factors, including difficulties in marketing its products and services, need for capital, competition from other companies and other factors, any of which could have an adverse effect on the business plans of PhotoMedex, its reputation in the industry or its results. In light of significant uncertainties inherent in forward-looking statements included herein and in the conference call, the inclusion of such information in the conference call should not be regarded as a representation by PhotoMedex or its subsidiaries that the forward looking statements will be achieved.

    Contact:  Allen & Caron                  PhotoMedex, Inc.
              Matt Clawson (investors)       Dennis McGrath, CFO
              949-474-4300                   215-619-3287
              matt@allencaron.com            info@photomedex.com

                                PHOTOMEDEX, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                  Three Months
                                                     Ended           March 31,
                                                     2005 *           2004 **
                                                 -------------    -------------
Revenues                                         $   4,983,332    $   4,025,230

Cost of Sales                                        2,632,368        2,494,066
  Gross profit                                       2,350,964        1,531,164

Operating expenses:
  Selling, general and administrative                3,220,976        2,470,424
  Research and development and engineering             186,971          415,950
                                                     3,407,947        2,886,374
  Loss from operations before interest
   expense, net                                     (1,056,983)      (1,355,210)

Interest expense, net                                   71,129            7,872

Net loss                                         $  (1,128,112)   $  (1,363,082)

Basic and diluted net loss per share             $       (0.03)   $       (0.04)

Shares used in computing basic and
 diluted net loss per share                         41,755,950       37,773,301

    * PhotoMedex, Inc. acquired ProCyte Corporation ("ProCyte") on March 18, 2005 and, as such the operating results of ProCyte for the three months ended March 31, 2005 include activity from ProCyte from March 19, 2005 through March 31, 2005.

    ** As a result of purchase accounting rules, the operating results of ProCyte for the three months ended March 31, 2004 are not included in the above consolidated statement of operations for period ended March 31, 2004.

                                PHOTOMEDEX, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                      March 31,     December 31,
                                                        2005           2004
                                                   -------------   -------------
     Assets
Cash and cash equivalents                          $   7,299,685   $   3,997,017
Accounts receivable, net                               4,945,632       4,117,399
Inventories                                            8,181,873       4,585,631
Other current assets                                     567,497         401,989
Property and equipment, net                            5,727,913       4,996,688
Other assets                                          22,475,823       4,863,202
    Total Assets                                   $  49,198,423   $  22,961,926

     Liabilities and Stockholders' Equity
Accounts payable and accrued liabilities           $   5,996,430   $   4,959,678
Other current liabilities                              1,080,025       1,079,701
Bank and Lease Notes Payable                           2,399,772       2,342,264
Other liabilities                                         29,023              --
Stockholders' equity                                  39,693,173      14,580,283
    Total Liabilities and Stockholders'
     Equity                                        $  49,198,423   $  22,961,926

SOURCE  PhotoMedex, Inc.
    -0-                             05/03/2005
    /CONTACT: Investors, Matt Clawson of Allen & Caron, +1-949-474-4300, matt@allencaron.com, for PhotoMedex, Inc.; or Dennis McGrath, CFO of PhotoMedex, Inc., +1-215-619-3287, info@photomedex.com/
    /Web site:  http://www.photomedex.com /